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================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
================================================================================

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003

                           CURTISS WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                    1-134                   13-0612970
         --------                    -----                   -----------
      State or Other            Commission File             IRS Employer
      Jurisdiction of                Number              Identification No.
     Incorporation or
       Organization

               4 Becker Farm Road
              Roseland, New Jersey                            07068
              --------------------                            -----
     Address of Principal Executive Offices                 Zip Code


       Registrant's telephone number, including area code: (973) 597-4700



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

             99.1  Press Release dated April 30, 2003

ITEM 9. REGULATION FD DISCLOSURE

         The information contained in this Current Report, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         Curtiss-Wright Corporation issued a press release on April 30, 2003, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference. This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements under the Securities Act of 1933.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                CURTISS WRIGHT CORPORATION


                                                By: /s/ Glenn E. Tynan
                                                   --------------------
                                                   Glenn E. Tynan
                                                   Vice-President and
                                                   Chief Financial Officer


Date:  May 1, 2003


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                                  EXHIBIT INDEX

 Exhibit
  Number               Description
  99.1              Press Release, dated April 30, 2003.










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